New Fortress Energy Announces Upsizing and Pricing of $750 Million of Senior Secured Notes NEW YORK--(BUSINESS WIRE)--Mar. 5, 2024-- New Fortress Energy Inc. (NASDAQ: NFE) (the “Company”) announced today the pricing of its previously announced private offering of $750 million aggregate principal amount of senior secured notes due 2029 (the “Notes”). The aggregate principal amount represents an increase in the size of the offering of $250 million from the previously announced offering of $500 million. The Notes will bear interest at 8.750% per annum and will be issued at an issue price equal to 100% of principal, plus accrued interest, if any, from March 8, 2024. The closing of the offering is subject to certain limited conditions. Subject to certain exceptions and thresholds, the Notes will be guaranteed on a senior secured basis by each domestic subsidiary and foreign subsidiary that is a wholly-owned restricted subsidiary of the Company that is a guarantor under its existing senior secured notes. The Notes will be secured by substantially the same collateral as the Company’s existing first lien obligations under its existing senior secured notes. The Company intends to use the net proceeds from the offering to repay a portion of its outstanding indebtedness, including to repurchase up to $375 million of the Company’s existing senior secured notes due 2025 pursuant to its tender offer announced on March 5, 2024, together with any fees and related expenses, and/or for general corporate purposes. The Notes and the guarantees thereof were offered in the United States to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States under Regulation S under the Securities Act. The Notes and the guarantees thereof will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. About New Fortress Energy Inc. New Fortress Energy Inc. (Nasdaq: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the consummation of the offering or the Company’s anticipated use of the net proceeds from the offering. All statements contained in this press release other than historical information are forward- looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “can,” “could,” “should,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “believes,” “schedules,” “progress,” “targets,” “budgets,” “outlook,” “trends,” “forecasts,” “projects,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” or the negative version of those words or other comparable words. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future or we may become aware of new or updated information relating to such forward- looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. View source version on businesswire.com: https://www.businesswire.com/news/home/20240305172562/en/ Investor Relations: Chance Pipitone ir@newfortressenergy.com Media Relations: Ben Porritt press@newfortressenergy.com (516) 268-7403

Source: New Fortress Energy Inc.